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                          SEEQ TECHNOLOGY INCORPORATED



                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 33-84018) and in the Registration Statements on Form S-8 (No. 33-27419, No. 33-6554 and No. 33-35838) of SEEQ Technology Incorporated of our report dated October 24, 1997, appearing on page 25 of this 1997 Annual Report on Form 10-K.




/s/ PRICE WATERHOUSE LLP
San Jose, California
December 19, 1997